UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  September 28, 2006
(Date of earliest event reported)


                      Banc of America Mortgage 2006-3 Trust
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           (Exact name of issuing entity as specified in its charter)


                    Banc of America Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)


                      Bank of America, National Association
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               (Exact name of sponsor as specified in its charter)


          New York                    333-132249-08              Applied For
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(State or other jurisdiction        (Commission File No.       (IRS Employer
    of incorporation of              of issuing entity)      Identification No.)
      issuing entity)                                        of issuing entity)


214 North Tryon Street, Charlotte, North Carolina                   28255
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     Address of principal executive offices                        (Zip Code)


Depositor's telephone number, including area code        (704) 387-8239
                                                   -----------------------------


            201 North Tryon Street, Charlotte, North Carolina 28255
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

              (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------------                             -----------

      (5)                          Legality Opinion of Cadwalader,
                                   Wickersham & Taft LLP.

      (8) Tax Opinion of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

      (23)                         Consent of Cadwalader, Wickersham &
                                   Taft LLP (included as part of Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA MORTGAGE SECURITIES, INC.



September 28, 2006

                                       By:     /s/ Judy Lowman
                                            -------------------------------
                                            Name:  Judy Lowman
                                            Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



Exhibit No.                              Description
-----------                              -----------

      (5)                Legality Opinion of Cadwalader, Wickersham & Taft LLP.

      (8) Tax Opinion of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

      (23) Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).